INDEPENDENT CONSULTING AGREEMENT

This Agreement is made as of March 17, 2000 between Concierge, Inc. ("Client") and Dave Cook Consulting ("Consultant").

1.      Definitions:  The following definitions shall apply for purposes of this
Agreement:

        a) "Work Product" means all programs, systems, data and materials, in whatever form, first produced or created by or for Consultant as a result of, or related to, performance of work or services under this Agreement.

        b) "Background Technology" means all programs, systems, data and materials, in whatever form, that do not constitute Work Product and are: (1) included in, or necessary to, the Work Product; and
             (2) owned either solely by Consultant or licensed to Consultant with a right to sublicense.

2. Services Performed by Consultant: Consultant agrees to perform the following services for Client:

        a)   Provide consulting services to Client and Client's sub-contractors.

        b)   Provide product development services to Client.

3.      Consultant's Payment:  [Omitted Language]

4.      Expenses:

Client shall reimburse Consultant for all reasonable travel and living expenses necessarily incurred by Consultant while away from Consultant's regular place of business and engaged in the performance of services under this Agreement. Consultant agrees to maintain appropriate records and to submit copies of all receipts necessary to verify such expenses at the time and in the manner prescribed by Client.

5.      Invoices:   Consultant shall  submit invoices for all services rendered.
Client shall pay the amounts agreed to herein upon receipt of such invoices.

6. Consultant an Independent Contractor: Consultant is an independent contractor, and neither Consultant nor Consultant's staff is, or shall be deemed, Client's employees. In its capacity as an independent contractor, Consultant agrees and represents, and Client agrees, as follows:

        a) Consultant has the right to perform services for others during the term of this Agreement subject to

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                                                                    Exhibit 10.3
                                                               Page 1 of 8 Pages
             noncompetition provisions set out in this Agreement, if any.

        b)   Consultant  has  the sole  right to  control  and direct the means,
             manner  and  method  by  which  the  services   required   by  this
             Agreement will be performed.

        c) Consultant has the right to perform the services required by this Agreement at any place or location and such times as Consultant may determine.

        d) Consultant will furnish all equipment and materials used to provide the services required by this Agreement, except to the extent that Consultant's work must be performed on or with Client's computer or existing software.

        e) The services required by this Agreement shall be performed by Consultant, or Consultant's staff, and Client shall not be required to hire, supervise, or pay any assistants to help Consultant.

        f) Consultant is responsible for paying all ordinary and necessary expenses of its staff.

        g)   Neither  Consultant  nor  Consultant's  staff   shall   receive any
             training from Client in the professional skills necessary to perform the services required by this Agreement.

        h) Neither Consultant nor Consultant's staff shall be required to devote full-time to the performance of the services required by this Agreement.

        i) Client shall not provide any insurance coverage of any kind for Consultant or Consultant's staff.

        j) Client shall not withhold from Consultant's compensation any amount that would normally be withheld from an employee's pay.

7.      Ownership of Consultant's Work Product:

Subject to full payment of the consulting fees due hereunder, Consultant hereby assigns to Client its entire right, title and interest in the Work Product including all patents, copyrights, trade secrets and other proprietary rights in or based on the Work Product.

Consultant shall execute and aid in the preparation of any papers that Client may consider necessary or helpful to obtain or maintain any patents, copyrights, trademarks or other proprietary rights at

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                                                                    Exhibit 10.3
                                                               Page 2 of 8 Pages
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no charge to Client, but at Client's expense.  Client shall reimburse Consultant for reasonable out-of-pocket expenses incurred.

8.      Ownership of Background Technology:

Client agrees that Consultant shall retain any and all rights Consultant may have in the Background Technology. Subject to full payment of the consulting fees due hereunder, Consultant hereby grants Client an unrestricted, nonexclusive, perpetual, fully paid-up worldwide license to use and sublicense the use of the Background Technology for the purpose of developing and marketing its products, but not for the purpose of marketing Background Technology separate from its products.

9.      Confidential Information:

        a) Consultant agrees that the Work Product is Client's sole and exclusive property. Consultant shall treat the Work Product on a confidential basis and not disclose it to any third party without Client's written consent, except when reasonably necessary to perform the services under this Agreement. Consultant shall be relieved of this confidentiality obligation if and when Client discloses the Work Product without any restriction upon further disclosure.

        b) During the term of this Agreement and for 1 year afterwards, Consultant will not use or disclose to others without Client's written consent Client's confidential information, except when reasonably necessary to perform the services under this Agreement. "Confidential information" is limited to:

             i. any written or tangible information stamped "confidential," "proprietary" or with a similar legend, and

             ii. any written or tangible information not marked with a confidentiality legend, or information disclosed orally to Consultant, that is treated as confidential when disclosed and later summarized sufficiently for identification purposes in a written memorandum marked "confidential" and delivered to Consultant within 30 days after the disclosure.

        c) Consultant shall have no obligation not to disclose or use any information that:

             i. was in Consultant's possession or known to Consultant, without an obligation to keep it


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                                                                    Exhibit 10.3
                                                               Page 3 of 8 Pages
                    confidential, before such information was disclosed to Consultant by Client,

             ii. is or becomes public knowledge through a source other than Consultant and through no fault of Consultant,

             iii.   is independently developed by or for Consultant,

             iv. is disclosed by Client to others without any restriction on use and disclosure, or

             v. is or becomes lawfully available to Consultant from a source other than Client.

        d) Client acknowledges and agrees that the confidentiality restrictions contained in this Agreement shall not apply to the general knowledge, skills and experience gained by Consultant or Consultant's employees while engaged by Client.

        e) Consultant will not disclose to Client information or material that is a trade secret of any third party.

        f) The provisions of this clause shall survive any termination of this Agreement.

10.     Term of Agreement:

This Agreement will become effective on the date indicated in the introductory paragraph of this Agreement, and will remain in effect for 12 months from such date or until terminated as set forth in the section of this Agreement entitled "Termination of Agreement."

This Agreement shall be binding, and in full effect, upon any successor organization of either party hereto.

11.     Termination of Agreement:

        a) Each party has the right to terminate this Agreement if the other party has materially breached any obligation herein and such breach remains uncured for a period of 30 days after notice thereof is sent to the other party.

        b) If at any time after commencement of the services required by this Agreement, Client shall, in its sole reasonable judgment, determine that such services are inadequate, unsatisfactory, no longer needed or substantially not conforming to the descriptions, warranties or representations contained in this Agreement, Client may terminate this Agreement upon 30 days' written notice to Consultant.


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                                                                    Exhibit 10.3
                                                               Page 4 of 8 Pages

        c) Upon termination of this Agreement for any reason, each party shall be released from all obligations and liabilities to the other occurring or arising after the date of termination. However, any termination of this Agreement shall not relieve Client from the obligation to pay Consultant for services rendered prior to receipt of the notice of termination and for work performed or hours reserved for Client during the 30-day termination notice period.

12.     Return of Materials:

Upon termination of this Agreement, each party shall promptly return to the other all data, materials and other property of the other held by it.

13. Warranties and Representations: Consultant warrants and represents that:

        a) Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

        b) Consultant has the authority to enter into this Agreement and to perform all obligations hereunder, including, but not limited to, the grant of rights and licenses to the Work Product and Background Technology and all proprietary rights therein or based thereon.

        c)   Consultant  has   not   granted  any  rights  or  licenses  to  any
             intellectual property or technology that would conflict with Consultant's obligations under this Agreement.

        THE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS CLAUSE ARE THE ONLY WARRANTIES GRANTED BY CONSULTANT WITH RESPECT TO THE SOFTWARE OR SERVICES FURNISHED HEREUNDER. CONSULTANT DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY ORAL OR WRITTEN REPRESENTATIONS, PROPOSALS OR STATEMENTS MADE PRIOR TO THIS AGREEMENT.

14.     Indemnities:

Consultant agrees to indemnify and hold harmless Client against all losses and liabilities arising out of or resulting from all injuries or death or damage to property, including theft, on account of performance of work or services by
Consultant or Consultant's employees or subcontractors pursuant to this Agreement. Consultant shall maintain liability insurance sufficient to fulfill its obligations under this paragraph, in


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                                                                    Exhibit 10.3
                                                               Page 5 of 8 Pages
amounts acceptable to Client, and shall submit proof of such insurance to Client upon request. Such insurance may not be changed by Consultant during the term of this Agreement with Client's prior written consent.

15.     Limitation on Consultant's Liability to Client:

        a) In no event shall Consultant be liable to Client for lost profits of Client, or special, incidental or consequential damages (even if Consultant has been advised of the possibility of such damages).

        b) Consultant's total liability under this Agreement for damages, costs and expenses, regardless of cause, shall not exceed the total amount of fees paid to Consultant by Client under this Agreement.

        c) Consultant shall not be liable for any claim or demand made against Client by any third party except to the extent such claim or demand relates to copyright, patent, trade secret or other proprietary rights, and then only as provided in the section of this Agreement entitled "Warranties and Representations."

        d) Client shall indemnify Consultant against all claims, liabilities and costs, including reasonable attorney fees, of defending any third party claim or suit, other than for infringement of intellectual property rights, arising out of or in connection with Client's performance under this Agreement. Consultant shall promptly notify Client in writing of such claim or suit and Client shall have the right to fully control the defense and any settlement of the claim or suit.

16.     Employment of Assistants:

        a) Consultant may, at Consultant's own expense, employ such assistants or contractors as Consultant deems necessary to perform the services required by this Agreement. However, Client shall have the right to reject any of Consultant's assistants or subcontractors whose qualifications in Client's good faith and reasonable judgment are insufficient for the satisfactory performance of the services required by this Agreement.

        b) Consultant represents that before an employee or subcontractor of Consultant performs any services required by this Agreement, Consultant shall either:

             i.   provide  Client  with  a  signed  copy  of  any  employment or
                  independent  contractor/consulting  agreement  effecting   the
                  assignment to Consultant of such


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                                                                    Exhibit 10.3
                                                               Page 6 of 8 Pages
                    employee's  or  subcontractor's  rights in all copyrightable
                    or  patentable  software  or  other  materials   he  or  she
                    creates as a result of the performance of work or services under this Agreement; or

               ii. deliver to Client an Assignment of Rights ("the Assignment") in substantially the form attached hereto as Exhibit A signed by such employee or subcontractor. Consultant shall orally inform each employee or subcontractor of the substance of the Assignment before he or she executes such form.

17.     Mediation and Arbitration:

Except for the right of Consultant to bring suit on an open account for simple monies due Consultant, any dispute arising under this Agreement shall be resolved through a mediation-arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by binding arbitration under the rules of the American Arbitration Association. The decision of the arbitrators shall be final and binding on the parties and may be entered and enforced in any court of competent jurisdiction by either party. Costs and fees associated with the mediation shall be shared equally by the parties. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrators shall for good cause determine otherwise.

18.     General Provisions:

        a) This Agreement is the sole and entire Agreement between the parties relating to the subject matter hereof, and supersedes all prior understandings, agreements and documentation relating to such subject matter. Any modifications to this Agreement must be in writing and signed by both parties.

        b) If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions will continue in full force without being impaired or invalidated in any way.

        c) This Agreement will be governed by the laws of the State of California.



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                                                                    Exhibit 10.3
                                                               Page 7 of 8 Pages

        d) All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when delivered personally, or five days after being deposited in the United States mails, postage prepaid and addressed as follows, or to such other address as each party may designate in writing:

             Client:
             Concierge, Inc.
             531 Main Street, Ste. 963
             El Segundo, CA   90245-3060

             Consultant:
             Dave Cook Consulting
             8701 SE 71st St.
             Mercer Island, WA   98040

        e)   This  Agreement   does   not   create  any  agency  or  partnership
             relationship.

        f) This Agreement is not assignable by either party without the prior written consent of the other.

Client:  Concierge, Inc.


By:     /s/ Allen E. Kahn                                 Date:  3/15/00
        -------------------------------
        (Signature)


Allen E. Kahn
Title:  Chief Executive Officer


Consultant:  Dave Cook Consulting


By:     /s/ David E. Cook                                 Date:  3/17/00
        -------------------------------
        (Signature)


David E. Cook
Title:  Owner


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                                                                    Exhibit 10.3
                                                               Page 8 of 8 Pages